UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Id No.)

1201 Pennsylvania Avenue NW 6th Floor Washington, District of Columbia	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2026, FiscalNote Holdings, Inc. (the “Company”) entered into a letter agreement with GPO FN Noteholder, LLC (“GPO”), pursuant to which GPO agreed, among other matters, to waive the Company’s obligation to deliver the quarterly $2.0 million principal amortization installment that otherwise would be payable on July 1, 2026 pursuant to Section 8 of that certain 7.50% Senior Subordinated Convertible Promissory Note due November 13, 2029, issued by the Company to GPO. Such waived amount will be payable on the Maturity Date of the Note.

Item 8.01	Other Events.

As previously disclosed, the Company continues to evaluate and pursue available strategic value-maximizing options available to the Company, including, among other matters, engaging with its existing senior and subordinated lenders to renegotiate or amend the Company’s existing obligations. The Company has engaged an external financial advisor, which is actively engaged in discussions with each lender. These discussions may include amendments, maturity extensions, liability management transactions, exchanges, and other strategic alternatives. There is no assurance that the discussions will result in any outcome on any particular timetable or at all, and the Company does not intend to disclose developments or provide updates on the progress or status thereof until it deems further disclosure is appropriate or required.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors discussed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K, particularly the “Risk Factors” section of that report, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FiscalNote Holdings, Inc.
(Registrant)

June 16, 2026	By	/s/ Jon Slabaugh
Jon Slabaugh
Chief Financial Officer